UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

MercadoLibre, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay, 11300

(Address of Principal Executive Offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 17, 2025 for the following purposes:

■ To elect the nominees for Class I and Class III directors recommended by the Company’s board of directors, to serve until the 2026 and 2028 Annual Meeting of Stockholders, respectively, or until such time as their respective successors are elected and qualified;

■ To approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2024; and

■ To ratify the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The number of issued and outstanding shares of the Company’s common stock entitled to vote as of close of business on April 21, 2025, the record date for the Annual Meeting, was 50,697,375 shares. 44,327,083 shares of common stock were represented either in person (by means of remote communication) or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all Class I and Class III director nominees, approved (on an advisory basis) the Company’s executive compensation for fiscal year 2024 and ratified the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One - Election of Class I and Class III Directors:

Nominee for Director	Class	For	Witheld
Stelleo Passos Tolda	Class I	26,341,908	15,027,097
Emiliano Calemzuk	Class III	26,866,775	14,502,230
Marcos Galperin	Class III	38,513,995	2,855,010
Martin Lawson	Class III	39,401,176	1,967,829

In addition, there were 2,958,078 broker non-votes associated with the election of the Class I and Class III directors.

Proposal Two - Advisory Vote on the Compensation of our Named Executive Officers:

For	Against	Abstain
37,189,403	4,094,169	85,433

In addition, there were 2,958,078 broker non-votes associated with the advisory vote on the compensation of our Named Executive Officers.

Proposal Three - Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
44,212,952	94,705	19,426

There were no broker non-votes associated with the ratification of the appointment of our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC.
Registrant

Date: June 18, 2025	By:	/s/ Martín de los Santos
Martín de los Santos
Chief Financial Officer